Exhibit 10.1

                EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED UNDER Rule 24b-2 of the Exchange Act of 1934, as amended.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL

RESEARCH COLLABORATION AND LICENSE AGREEMENT

BETWEEN

AFFIMED GMBH

AND

GENENTECH, INC.

AS OF AUGUST 24, 2018

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TABLE OF CONTENTS

ARTICLE 1 Definitions	1
ARTICLE 2 Research Program	12
ARTICLE 3 Governance	15
ARTICLE 4 Licenses and Rights	18
ARTICLE 5 Materials and technology transfer	23
ARTICLE 6 Diligence	24
ARTICLE 7 Financial Terms	24
ARTICLE 8 Financial Terms; Reports; Audits	31
ARTICLE 9 Intellectual Property; Ownership	34
ARTICLE 10 Confidentiality	41
ARTICLE 11 Publicity; Publications; Use of Name	43
ARTICLE 12 Representations	45
ARTICLE 13 Indemnification	47
ARTICLE 14 Term; Termination	48
ARTICLE 15 Dispute Resolution	55
ARTICLE 16 Miscellaneous	57
EXHIBIT 1.36 Excluded Patents
EXHIBIT 1.45 AFMD’s FTE Rate
EXHIBIT 2.3.2 [*****]
EXHIBIT 2.3.3 [*****]
EXHIBIT 2.4 Permitted Subcontractors
EXHIBIT 5.1.2(a) Transfer Plan for [*****]
EXHIBIT 11.1 Press Release
EXHIBIT 15.2.7 Expedited Dispute Resolution

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RESEARCH COLLABORATION AND LICENSE AGREEMENT

This Research Collaboration and License Agreement (“Agreement”) is made and entered into as of August 24, 2018 (“Signing Date”), by and between Affimed, GmbH, having its principal place of business at Im Neuenheimer Feld 582, 69120 Heidelberg, Germany (“AFMD”), and Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”). AFMD and GNE are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

WHEREAS, AFMD is a biotechnology company that is engaged in research and development of NK Cell engaging antibody technology pharmaceutical products.

WHEREAS, GNE is a biopharmaceutical company that is engaged in the research, development, manufacture and sale of pharmaceutical products.

WHEREAS, the Parties desire to collaborate in the discovery of NK Cell engaging bi-specific antibodies; and

WHEREAS, before the Signing Date of this Agreement, [*****]

WHEREAS, GNE desires to [*****]

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GNE and AFMD agree as follows:

ARTICLE 1
Definitions

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1       “Accounting Standard” means, with respect to GNE, either (a) International Financial Reporting Standards (“IFRS”) or (b) United States generally accepted accounting principles (“GAAP”), in either case, which standards or principles (as applicable) are currently used at the applicable time by, and as consistently applied by GNE.

1.2       “Affiliate” means any person that, directly or indirectly (through one or more

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intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.2, “control” means (i) the direct or indirect ownership of more than fifty percent (50%) of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of board of directors or equivalent governing body thereof. Notwithstanding the foregoing, unless expressly specified otherwise, for the purposes of this Agreement, (i) Chugai Pharmaceutical Co., Ltd, and all entities controlled by Chugai Pharmaceutical Co., Ltd (collectively, “Chugai”), shall not be considered an Affiliate of GNE unless and until GNE provides written notice to AFMD specifying Chugai as an Affiliate of GNE and (ii) AbCheck s.r.o. and all entities controlled by AbCheck s.r.o. (collectively, “AbCheck”), shall not be considered an Affiliate of AFMD unless and until AFMD provides written notice to GNE specifying AbCheck as an Affiliate of AFMD. For the avoidance of doubt, unless and until a Party provides written notice to the other Party specifying the above respective entities as an Affiliate of such Party, such entities shall have no rights or obligations, express or implied, under this Agreement

1.3       “Agreement” is defined in the introduction.

1.4       “[*****]” means [*****]

1.5       “AFMD” is defined in the introduction.

1.6       “[*****]” is defined in [*****] .

1.7       “AFMD IP” is defined in Section 9.1.1.

1.8       “AFMD Know-How” is defined in Section 9.1.1(a).

1.9       “AFMD New IP” is defined in Section 9.1.2(a).

1.10       “AFMD Patents” is defined in Section 9.1.1(b) .

1.11       “Alliance Manager” is defined in Section 3.6.

1.12       “Antibody(ies)” means an antigen binding construct, including any fragments, variants, modifications, multimeric versions and bi-specific versions thereof.

1.13       “Authorized CDMO” is defined in Section 14.6.4.

1.14       “Available Target” is defined in Section 4.5.3(b).

1.15       “[*****]” means [*****]

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1.16       “Biosimilar” is defined in Section 7.5.5.

1.17       “[*****]” means [*****]

1.18       “CDMO” is defined in Section 5.2.

1.19       “Combination” is defined in Section 1.72.

1.20       “Companion Diagnostic” means any product or service that

(a)       identifies a person having a disease or condition, or a molecular genotype or phenotype that predisposes a person to such disease or condition, for which a Molecule could be used to treat and/or prevent such disease or condition;

(b)       defines the prognosis or monitors the progress of a disease or condition in a person for which a Molecule could be used to treat and/or prevent such disease or condition;

(c)       is used to select a therapeutic or prophylactic regimen, wherein at least one (1) potential therapeutic or prophylactic regimen involves a Molecule, and where the selected regimen is determined, based on the use of such product or service, to likely be effective and/or to be safe for a person; and/or

(d)       is used to confirm a Molecule’s biological activity and/or to optimize dosing or the scheduled administration of a Molecule.

1.21       “Compulsory Sublicense” means a sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sale, offer for sale, import or export a Product in any country in the world with a royalty rate lower than the applicable royalty rate provided in Section 7.5.

1.22       “Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

1.23       “Confidential Information” means proprietary Know-How (of whatever kind and in whatever form or medium, including copies thereof), tangible materials or other deliverables (a) disclosed by or on behalf of a Party in connection with this Agreement, whether prior to or during the Term and whether disclosed orally, electronically, by observation or in writing, or (b) created by, or on behalf of, either Party and provided to the other Party, or created jointly by the Parties, in the course of this Agreement. For the avoidance of doubt, “Confidential Information” includes (i) Know-How regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement and (ii) any tangible materials or other

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deliverables provided by one Party to the other Party pursuant to ARTICLE 5.

1.24       “Control” or “Controlled by” means, with respect to Patents, Know-How or other intellectual property rights, the rightful possession by a Party of the ability to grant a license, sublicense or other right to exploit under such Patent, Know-How or other intellectual property right, as provided herein, without violating the terms of any agreement with any Third Party.

1.25       “Covers” (including variations such as “Covered”, “Covering” and the like), means, with respect to a particular Patent and in reference to a particular Molecule or product (whether alone or in combination with one or more other ingredients), that the manufacture, use, sale, offer for sale or importation of such compound or product in a country would infringe a Valid Claim of such Patent in the country in which such activity occurred, but for the licenses or ownership rights granted in this Agreement.

1.26       “CPA Firm” is defined in Section 8.8.2.

1.27       “Create Act” is defined in Section 9.2.5.

1.28       “Data Packages” is defined in Section 14.6.1(b)(iv).

1.29       “Diligent Efforts” means those commercially reasonable efforts and resources normally comparable with that of a Party’s internal program of similar market potential and market size, risk, and at a similar stage of development, such efforts to be consistent with the exercise of prudent scientific and business judgment.

1.30       “Disclosing Party” is defined in Section 11.2.5(b).

1.31       “Dispute(s)” is defined in Section 15.1.

1.32       “DOJ” is defined in Section 16.8.

1.33       “[*****]” means [*****]

1.34       “Effective Date” is defined in Section 16.8.

1.35       “Enforcement Action” is defined in Section 9.4.2(a).

1.36       “Excluded Patents” means (i) the U.S. patents listed on Exhibit 1.36 hereto; (ii) any U.S. patent issuing at any time from a patent application to which any patent listed on Exhibit 1.36 claims priority; (iii) any U.S. patent issuing at any time from a divisional, continuation, or continuation-in-part of a patent application to which any patent listed on Exhibit 1.36 claims priority; (iv) all reissues, reexaminations, and extensions of any of the foregoing (i), (ii), and (iii); and (v) all non-U.S. patents and non-U.S. patent applications, and all extensions thereof (for example, any Supplementary Protection Certificate).

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1.37       “Exclusive License” is defined in Section 4.3.

1.38       “Exclusive Target” is defined in Section 4.5.2.

1.39       “EMA” means the European Medicines Agency, or any successor entity thereto performing similar functions.

1.40       “EU” means the member states of the EU, or any successor entity thereto performing similar functions.

1.41       “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.42       “First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first bona fide commercial sale to a Third Party of such Licensed Product following Marketing Approval in such country by or under authority of GNE (or its sublicensees hereunder).

1.43       “FTC” is defined in Section 16.8.

1.44       “FTE” means the equivalent of the work of one employee full time for a 12 month period of work related to activities under this Agreement, including experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, carrying out management duties related to the Research Programs, writing up results for publications or presentation and attending or presenting appropriate education programs, seminars and symposia.

1.45       “FTE Rate” means the yearly rate for AFMD’s FTEs as set out in Exhibit 1.45.

1.46       “GNE” is defined in the introduction.

1.47       “GNE Background Patents” is defined in Section 14.6.2(e).

1.48       “GNE Know-How” is defined in Section 14.6.2(c).

1.49       “GNE New IP” is defined in Section 9.1.2(b).

1.50       “GNE Patents” is defined in Section 14.6.2(b).

1.51       “GNE Regulatory Information” is defined in Section 14.6.2(d).

1.52       “GNE Reversion IP” is defined in Section 14.6.2(a).

1.53       “HSR Act” is defined in Section 16.8.

1.54       “IND” means an investigational new drug application filed with the FDA pursuant to 21 CFR Part 312 before the commencement of clinical trials of a product, or any comparable filing with any relevant regulatory authority in any other jurisdiction.

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1.55       “Indemnitee” is defined in Section 13.2.

1.56       “Indemnitor” is defined in Section 13.2.

1.57       “Indication” means the intended use of a Licensed Product for either therapeutic treatment or for the prevention of a specific disease, disorder or condition that is recognized by the applicable Regulatory Authority in a given country or jurisdiction as a disease, disorder or condition. All variants of a single disease, disorder or condition (whether classified by severity or otherwise), regardless of the patient population, shall be treated as the same Indication. By way of example, (a) the treatment of a disease, disorder or condition in a particular patient population and the treatment of the same disease, disorder or condition in another population (e.g., adult population and pediatric population) shall be treated as the same Indication and (b) label expansions for a given Indication shall be treated as the same Indication. For clarity, label extensions (including without limitation front-line, second line, third line, metastatic, adjuvant, etc.) shall not be deemed to be separate Indications. For clarity, any indication that requires a new Marketing Approval Application shall constitute a new Indication for the milestones in Section 7.3.

1.58       “Infringement” is defined in Section 9.4.1.

1.59       “Initial Data Package” is defined in Section 14.6.1(b)(i).

1.60       “Joint New IP” is defined in Section 9.1.2(c).

1.61       “Joint Project Team” or “JPT” is defined in Section 3.2.1.

1.62       “Joint Research Committee” or “JRC” is defined in 3.1.1.

1.63       “Key Business Terms” is defined in Section 14.6.1(b)(ii).

1.64       “Know-How” means all information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any Patents.

1.65       “Licensed Intellectual Property” means any AFMD IP, AFMD New IP and Joint New IP that would be infringed or misappropriated by the development, manufacture, use, sale, import or other commercialization of any Licensed Product.

1.66       “Licensed Product” means any product containing a Molecule as an active ingredient, which Molecule was:

(a)       generated solely by AFMD or jointly by the Parties during the Term;

(b)       generated by GNE during the Research Term, and as a result of activities

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under the Research Program, for such Exclusive Target;

(c)       generated by GNE up to IND filing in relation to such product, which generation resulted from the modification of the Molecules in (a), (b) or (d); or

(d)       is Covered by a claim within the AFMD IP or New IP.

Licensed Product shall not include Companion Diagnostics.

1.67       “Loss” or “Losses” is defined in Section 13.1.

1.68       “Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, required for marketing and commercial sale of a Licensed Product for a particular Indication in the relevant country or jurisdiction. For countries where the marketing and commercial sale of a Licensed Product is only allowed after pricing or reimbursement approval for such Licensed Product has been obtained, “Marketing Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained.

1.69       “Marketing Approval Application” or “MAA” means BLA, sBLA, NDA, sNDA in the United States or any equivalent thereof in any other country or jurisdiction in the world. As used herein: “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 600 et seq., for FDA approval of a Licensed Product and “sBLA” means a supplemental BLA; and “NDA” means a New Drug Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 314 et seq., for FDA approval of a Licensed Product and “sNDA” means a supplemental NDA.

1.70       “Materials” is defined in Section 5.1.1.

1.71       “Molecule” means [*****]

1.72       “Net Sales” means, with respect to a Licensed Product, the Sales of such Licensed Product in a particular period minus clauses (a) through (d) below:

(a)      [*****];

(b)       uncollectible amounts accrued during such period based on a proportional allocation of the total bad debts accrued during such period and not already taken as part of a gross-to-net deduction in accordance with the then-currently used Accounting Standard in the calculation of Sales of such Licensed Product for such period;

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(c)       credit card charges (including processing fees) accrued during such period on such Sales and not already taken as a gross-to-net deduction in accordance with the then-currently used Accounting Standard in the calculation of Sales of such Licensed Product for such period; and

(d)       government mandated fees, taxes (other than income taxes) and other charges accrued during such period and not already taken as a gross-to-net deduction in accordance with the then-currently used Accounting Standard in the calculation of Sales of such Licensed Product for such period, including, for example, any such fees, taxes or other charges that become due in connection with any healthcare reform, change in government pricing or discounting schemes, or other action of a government or regulatory body.

Except as may otherwise be set forth herein, Net Sales shall be calculated on an accrual basis in accordance with the then-currently used Accounting Standard.

In the event a Licensed Product is sold in combination (in the same package, including as a co-formulation, or under the same label) with one or more additional active ingredients that are not Licensed Products (a “Combination”), then Net Sales for that Licensed Product shall be calculated using the gross invoiced price for such Combination multiplied by the fraction A/(A+B), where “A” is the gross invoiced price for the Licensed Product sold separately and “B” is the gross invoiced price for the other active ingredient(s) sold separately. In the event that the other active ingredient(s) is not sold separately, then Net Sales for that Licensed Product shall be calculated using the gross invoiced price for the Combination multiplied by the fraction A/C, where “A” is the gross invoiced price for the Licensed Product, if sold separately, and “C” is the gross invoiced price for the Combination. In the event that no such separate sales are made, Net Sales of the Licensed Product in the Combination for royalty determination under this Agreement shall be determined by the Parties in good faith.

1.73       “Net Sales Report” is defined in Section 8.2.

1.74       “New IP” is defined in Section 9.1.2.

1.75       “NK Cell” means a natural killer cell.

1.76       “[*****]” means [*****]

1.77       “[*****]” is defined in [*****]

1.78       “[*****]” means [*****]

1.79       “Non-Disclosing Party” is defined in Section 11.2.5(b).

1.80       “Outside Patent Counsel” is defined in Section 9.3.1.

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1.81       “Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority to, worldwide, together with any extensions (including patent term extensions, and supplementary protection certificates) and renewals thereof, reissues, reexaminations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

1.82       “Party Vote” is defined in Section 3.4.2.

1.83       “Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety of a Licensed Product in healthy individuals or patients as described in 21 C.F.R. § 312.21, or similar clinical study in a country other than the United States.

1.84       “Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy of a Licensed Product in patients being studied as described in 21 C.F.R. § 312.21, or similar clinical study in a country other than the United States.

1.85       “Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one or more indications in order to obtain Marketing Approval of such Licensed Product for such indication(s), as further defined in 21 C.F.R. § 312.21 or a similar clinical study in a country other than the United States. The term “Phase III Clinical Trial” also includes any human clinical trial that is intended to serve as a pivotal or registrational-directed clinical trial for the Marketing Approval of the applicable Licensed Product, even if officially designated as a Phase II Clinical Trial.

1.86       “Preclinical R&D Program” is defined in Section 2.3.3.

1.87       “Project Co-Leader” is defined in Section 3.2.1.

1.88       “Proposed Target” is defined in Section 4.5.1.

1.89       “Prosecute and Maintain” or “Prosecution and Maintenance” is defined in Section 9.1.3.

1.90       “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of BLAs and IND applications, pre- and post- approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Licensed Products in a regulatory jurisdiction. In the United States, its territories and possessions, Regulatory Approval means approval of any Marketing Approval Application or equivalent by the FDA.

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1.91       “Release” is defined in Section 11.2.

1.92       “Research Plan” is defined in Section 2.3.

1.93       “Research Program” means the activities conducted by the Parties in relation to an Exclusive Target pursuant to ARTICLE 2 and the relevant Research Plan.

1.94       “Research Term” is defined in Section 2.5.

1.95       “RON” is defined in Section 14.6.

1.96       “Royalty Term” is defined in Section 7.5.5.

1.97       “Rules” is defined in Section 15.2.1.

1.98       “Sales” means, with respect to a Licensed Product in a particular period, the sum of clauses (a) and (b) below:

(a)       the amount stated in the “Sales” line for such Licensed Product in the externally published audited financial statements of F. Hoffmann-La Roche Ltd (GNE’s ultimate parent company) for such period, or if no separate “Sales” line for such Licensed Product exists in such externally published audited financial statements, then sales of such Licensed Product that are reflected therein as part of any other line; and

(b)       the sales amounts with respect to such Licensed Product for such period by GNE’s Third Party sublicensees and GNE Affiliates’ Third Party sublicensees, in each case that are not Compulsory Sublicensees, as such amounts are reported to GNE and its Affiliates in accordance with each sublicensee’s contractual terms and its then-currently used Accounting Standard.

For clarity, the amount referenced in clause (a) above does not include any sales or other dispositions of the Licensed Product between or among any of GNE, its Affiliates, and/or its or their sublicensees unless the Affiliate or sublicensee is the last entity in the distribution chain of the Licensed Product. In addition, neither the amount referenced in clause (a) above nor the amount referred in clause (b) above includes any sales or other dispositions of the Licensed Product by GNE, its Affiliates or its or their sublicensees (i) as samples, (ii) for use in non-clinical or clinical studies, (iii) for use in any tests or studies reasonably necessary to comply with any applicable law, or (iv) for another reasonable and customary use in the industry, in each case as long as such sale or disposition was made at or below the actual cost of manufacturing and supplying the Licensed Product.

In addition, the amount in clause (a) above reflects the gross invoice price at which the Licensed Product was sold or otherwise disposed of by GNE and its Affiliates to Third Parties (excluding the sales and dispositions noted above) in the applicable period reduced by gross-to-net deductions if not previously deducted from the amount invoiced, taken in accordance with the then-currently used Accounting Standard. By way of example, the gross-to-net deductions taken in accordance with the Accounting Standard as of the Signing Date include the following:

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(1)	credits, reserves or allowances granted for (i) damaged, outdated, returned, rejected, withdrawn or recalled Licensed Product, wastage replacement, and short-shipments; (ii) billing errors; and (iii) indigent patient and similar programs (e.g., price capitation);

(2)	governmental price reductions and government mandated rebates;

(3)	chargebacks, including those granted to wholesalers, buying groups and retailers;

(4)	customer rebates including cash sales incentives for prompt payment, cash and volume discounts; and

(5)	taxes, duties and any other governmental charges or levies imposed upon or measured by the import, export, use, manufacture or sale of a Licensed Product (excluding income and franchise taxes).

Finally, all sales or other dispositions of a Licensed Product by any Compulsory Sublicensee are excluded from the definition of “Sales”.

Except as may otherwise be set forth herein, Sales shall be calculated on an accrual basis in accordance with the then-currently used Accounting Standard.

1.99       “Secondary Data Package” is defined in Section 14.6.1(b)(iii).

1.100       “Signing Date” is defined in the Introduction.

1.101       “Target” means any protein, in each case as identified by one or more UniProt number, including all splice variants, mutants, natural variants, reasonably associated with such UniProt numbers.

1.102       “Target Binding Antibody Fragment” means the fragment of any Molecule that binds to or modulates an Exclusive Target.

1.103       “Target Nomination Period” is defined in Section 4.4.3.

1.104       “Term” is defined in Section 14.1.

1.105       “Terminated Product” is defined in Section 14.6.

1.106       “Third Party” means any entity other than AFMD or GNE or an Affiliate of either.

1.107       “Third Party Claims” is defined in Section 13.1.

1.108       “Third Party Infringement Claim” is defined in Section 9.5.1.

1.109       “Title 11” is defined in Section 14.3.

1.110       “Transfer Agreement” is defined in Section 14.6.1(c).

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1.111       “Unavailable Target” is defined in Section 4.5.3(a).

1.112       “US” means the United States of America and its territories and possessions.

1.113       “Valid Claim” means, with respect to a particular country, a claim of an issued and unexpired Patent within Licensed Intellectual Property or any GNE New IP in such country that has not been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been admitted to be invalid or unenforceable through re-examination, re-issue, disclaimer or otherwise, or lost in an interference proceeding.

1.114       “VAT” means, in the EU, value added tax calculated in accordance with Council Directive 2006/112/EC and, in a jurisdiction outside the EU, any equivalent tax.

ARTICLE 2
Research Program

2.1       General. The Parties intend to collaborate on Research Programs directed to specific Targets, with the objective of generating and optimizing multiple candidate Molecules for further consideration of development into Licensed Products.

2.2       Research Programs. [*****]

2.3       Research Plans. Within thirty (30) days after the designation of a Proposed Target as an Exclusive Target and acceptance of such Proposed Target by AFMD in accordance with the procedure set forth in Sections 4.4.3 and 4.5 (or such longer time as mutually agreed), the Parties shall draft and agree upon a research plan for the Research Program to such Exclusive Target, which research plan may include without limitation the activities and deliverables specified below in this Section 2.3 and as further described in Exhibit 2.3 (each a “Research Plan”).

2.3.1      [*****]

2.3.2       Generation of a Molecule. [*****]

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2.3.3       Preclinical R&D Program. [*****]

(a)       [*****]

(b)       [*****]

[*****]

2.4       Subcontractors. GNE may subcontract portions of its work under any Research Program to Affiliates or Third Parties; provided, such subcontract is consistent with the terms and conditions of this Agreement. AFMD may not subcontract portions of its work under any Research Program (including those quantities to be supplied under the Research Program, as further specified in the Research Plan) to Affiliates or Third Parties without GNE’s prior written consent, such consent not to be unreasonably withheld. The subcontracting Party shall remain responsible (at its cost) for and shall ensure that each subcontractor complies with the terms and conditions of this Agreement. As of the Signing Date, GNE has consented to AFMD’s use of the Affiliates and Third Parties listed in Exhibit 2.4 as subcontractors for the activities specified in such Exhibit.

2.5       Research Term. The Research Program for a particular Exclusive Target shall commence on the designation of a Proposed Target as an Exclusive Target and acceptance of such Proposed Target by AFMD in accordance with the procedure set forth in Sections 4.4.3 and 4.5, and shall continue, unless earlier terminated in accordance with ARTICLE 14, as follows:

(a)       for each Exclusive Target for which AFMD conducts the Preclinical R&D Program, until filing by or on behalf of GNE of a IND for a Licensed Product to such Exclusive Target; and

(b)       for each Exclusive Target for which AFMD does not conduct the Preclinical R&D Program,  [*****] and technical transfer from AFMD to GNE of the AFMD produced non-GMP research grade materials needed for cyno studies in accordance with Section 2.3.2

(the “Research Term”).

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During the Research Term, each Party shall be responsible for its own costs associated with the activities it conducts under the Research Program.

2.6       Reports; Records; and Inspections.

2.6.1       Progress Reports. Each Party shall use Diligent Efforts to keep the other Party informed of its activities under the Research Program, and shall provide to the other Party’s representatives on the JRC, regular summary updates at each meeting. If reasonably necessary for a Party to perform its work under the Research Program, that Party may request that the other Party provide more detailed information and data regarding the updates it earlier provided, and the other Party shall promptly provide the requesting Party with information and data as is reasonably available and reasonably necessary to conduct the Research Program, and such other information as the Parties agree. Neither Party is required to generate additional data or prepare additional reports to comply with the foregoing obligation. Subject to Section 10.2, all such reports, information and data provided by a Party shall be considered the providing Party’s Confidential Information.

2.6.2       Research Records. Each Party shall maintain records of the Research Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party in the performance of the Research Program. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by each Party (i) for  [*****] for three (3) years after the Signing Date and (ii) for all other Exclusive Targets during the Research Term and for three (3) years thereafter. All such records of a Party shall be considered such Party’s Confidential Information.

2.7       Research Efforts. The Parties shall use Diligent Efforts to conduct their respective tasks under the Research Program.

2.7.1       AFMD Research Efforts. AFMD shall devote such numbers of scientists, with the requisite qualifications, as the Research Program may require to meet such Diligent Efforts requirement. Without limiting the foregoing, it is understood and agreed that AFMD will use commercially reasonable efforts to staff Research Programs  [*****].

2.7.2       GNE Research Efforts. Notwithstanding any Diligent Efforts applied by AFMD to the Research Program, GNE shall have the right, at its sole discretion and cost, to apply additional GNE’s FTEs to conduct activities under the Research Program, including those activities for which AFMD has primary responsibility under the Research Program.

2.8       No Obligation to Use or Disclose Future Technologies. Except for  [*****], nothing in this Agreement shall obligate AFMD to use or disclose to GNE any intellectual property of a Third Party that AFMD did not Control at the Signing Date of this Agreement.

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ARTICLE 3
Governance

3.1       Joint Research Committee.

3.1.1       Formation and Composition. Within thirty (30) days after the Signing Date, AFMD and GNE shall establish a joint research committee (the “JRC”) to monitor and coordinate the activities under the Research Programs. The JRC shall be composed of at least two (2) but no more than three (3) representatives designated by each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of research or pre-clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JRC contact. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting and perform the functions of such representative.

3.1.2       JRC Responsibilities. In addition to its overall responsibility for monitoring the Research Programs, the JRC shall, in particular:

(a)       approve the Research Plan;

(b)       work with the Project Co-Leaders to coordinate the activities of the Parties hereunder;

(c)       review progress reports submitted by each JPT with respect to its respective Research Program activities;

(d)       propose amendments, and review and approve amendments proposed by the JPT to the Research Plan for its respective Research Program to the extent such amendments result in substantive changes to the timeline or budget of a Research Program;

(e)       discuss potential new Targets that may be available for nomination as an Exclusive Target;

(f)       review proposals for nomination of any Targets as a subsequent or additional Exclusive Target;

(g)       work to resolve any scientific or technical disputes, controversy or claim related to the matters and authority of the JRC;

(h)       perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties; and

(i)       review and approve the allocation of resources and efforts for the Research Programs.

3.1.3       Working Groups. From time to time, the JRC may also establish and delegate

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duties to directed teams on an “as-needed” basis to oversee particular projects or activities, and such teams shall be constituted and shall operate as the JRC determines. Each such team and its activities shall be subject to the oversight, review and approval of, and shall report to, the JRC. In no event shall the authority of a team exceed that specified for the JRC in this ARTICLE 3.

3.2       Joint Project Team.

3.2.1       Formation and Composition. On a Research Program-by-Research Program basis, within thirty (30) days after the commencement of such Research Program, AFMD and GNE shall establish a joint project team (the “JPT”) to manage the activities under, and facilitate communications between the Parties, with respect to such Research Program. Each JPT shall be composed of representatives designated by each Party (which may also be JPT members for other Research Programs). Representatives must be appropriate for the tasks then being undertaken and the stage of research or pre-clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JPT contact (each, a “Project Co-Leader”). Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate a knowledgeable alternate to attend such meeting and perform the functions of such representative.

3.2.2       JPT Responsibilities. In addition to its overall responsibility for managing its respective Research Program, each JPT shall, in particular:

(a)       prepare the Research Plan any amendments to its respective Research Plan in accordance with Section 3.2, and submit Research Plans to the JRC for approval;

(b)       implement its respective Research Plan, ensuring that activities thereunder are performed in accordance with the approved timelines and budgets;

(c)       ensure that each Party keeps the JPT informed regarding all material activities performed by such Party under this Agreement that are within the purview of the JPT;

(d)       generate and maintain a list of all Molecules identified under its respective Research Program;

(e)       exchange and review data relating to any research or pre-clinical activities of the Parties in relation to any Research Program, Molecule or Licensed Product  [*****];

(f)       perform such other functions as agreed to by the JRC or as specified in this Agreement.

3.3       Meetings.

3.3.1       JRC. The JRC shall meet at least quarterly, or at such other frequency as agreed by the JRC. Two meetings per year shall be in person at AFMD’ facilities in Heidelberg,

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Germany or GNE’s facilities in South San Francisco, California, with the remainder via teleconference or otherwise.

3.3.2       JPT. The JPT shall meet at least monthly by audio or video teleconference or as otherwise agreed by the JPT.

3.3.3       Meeting Agendas and Minutes. Not later than thirty (30) days after the JRC and each JPT are formed, the respective committees shall each hold an organizational meeting by video- or tele-conference to establish their respective operating procedures, including establishment of agendas, and preparation and approvals of minutes. GNE shall be responsible for keeping the meeting minutes. Meeting minutes shall be sent to both Parties promptly after a meeting for review, comment and approval by each Party. A decision that is made at the JRC or a JPT meeting shall be recorded in minutes, and decisions that are made by the JRC or a JPT outside of a meeting should be documented in writing.

3.3.4       General. Employees of each Party other than its JRC or JPT representatives may attend meetings of the JRC or JPT as nonvoting participants, and, with the consent of the other Party, a Party’s consultants and advisors involved in a Research Program may attend meetings of the JRC or the respective JPT as nonvoting observers; provided, that such Third Party consultants and advisors are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party as required by Section 10.3. Each Party shall be responsible for all of its own expenses of participating in the JRC or JPT.

3.4       Decision-Making.

3.4.1       JPT. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to a Research Program through its respective Project Co-Leaders before it is brought before the JPT, provided that the Project Co-Leaders may not decide on any changes to the Research Plan that result in substantive changes to the timeline or budget of a Research Program. The JPT shall operate as to matters within its responsibility by unanimous Party Vote, with each Party having one vote. If a JPT is unable to achieve unanimous Party Vote within thirty (30) days after the dispute matter is brought to a vote before the JPT, such matter shall be referred to the JRC for resolution.

3.4.2       JRC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Research Programs through the JPT before it is brought before the JRC. Each Party’s designees on the JRC shall, collectively, have one vote (the “Party Vote”) on all matters brought before the JRC. Except as expressly provided in this Section 3.4.2, the JRC shall operate as to matters within its responsibility by unanimous Party Vote. If the JRC is unable to achieve unanimous Party Vote, the dispute shall be escalated to (i) the Head of Business Development for AFMD and (ii) the GNE chair of the JRC (or, if not available, the VP Alliance Management) for GNE. If the dispute cannot be resolved within fifteen (15) business days by AFMD’s Head of Business Development and GNE’s chair of the JRC (or, if not available, VP Alliance Management), GNE shall have the final decision-making authority; provided, that (i) neither the JRC nor either Party shall have the authority to amend or modify, or waive its own compliance with, this Agreement; and (ii) GNE shall not have the right to increase or decrease the level of AFMD’ FTEs or external costs dedicated to conducting research under

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any Research Plan without the mutual consent of both Parties.

3.5       Limits on Authority/Dissolution of the JPT and JRC. Upon the earlier of expiration or termination of a Research Program with respect to a particular Exclusive Target, the JPT and the JSC will have no further responsibilities or authority under this Agreement with respect to such Exclusive Target. Upon the earlier of expiration or termination of the last Research Program with respect to the last Exclusive Target, the JRC and the respective JPT and JRC will have no further responsibilities or authority under this Agreement and the JRC and such JPT will be deemed dissolved by the Parties.

3.6       Alliance Managers. Promptly following the Signing Date, each Party shall designate an individual to act as the primary business contact for such Party for matters related to this Agreement (such Party’s “Alliance Manager”), unless another contact is expressly specified in the Agreement or designated by the JRC for a particular purpose. The Alliance Managers shall facilitate the flow of information and collaboration between the Parties and assist in the resolution of potential and pending issues and potential disputes in a timely manner to enable the JPT and the JRC (during the Research Programs) and the Parties (during the term of the Agreement) to reach consensus and avert escalation of such issues or potential disputes. Either Party may replace its Alliance Manager at any time upon prior written notice (including by email) to the other Party’s Alliance Manager.

ARTICLE 4
Licenses and Rights

4.1       Research License.  [*****]

4.2       Improvement or Modifications under the Research License.  [*****]

4.3       Exclusive License Grant. Upon designation of a Proposed Target as an Exclusive Target in accordance with Section 4.4 and payment by GNE of the license fee set forth in

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Section 7.2, GNE shall have a worldwide, exclusive (even as to AFMD and its Affiliates), royalty-bearing, right and license, with the right to grant sublicenses, under the Licensed Intellectual Property to make, use, import, sell and offer for sale Molecules, Licensed Products and Companion Diagnostics for such Licensed Products with respect to such Exclusive Target for any and all uses (each, an “Exclusive License”).

4.3.1       Sublicenses. GNE shall have the right to sublicense the rights granted under this Section 4.3 to its Affiliates or Third Parties; provided that such sublicense is consistent with the terms and conditions of this Agreement, and provided further that GNE shall remain responsible for such Affiliate’s or Third Party’s compliance with all obligations under this Agreement applicable to such Affiliate or Third Party. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve GNE of its obligations hereunder.

4.3.2       Subcontracting. GNE and its Affiliates shall have the unrestricted right to enter into subcontracts with the Third Parties and GNE’s Affiliates with respect to the activities authorized under this Section 4.3; provided, such subcontract is consistent with the terms and conditions of this Agreement.

4.3.3       Modifications to Molecules.  [*****]

4.4       Right to Obtain Exclusive Licenses to Exclusive Targets.

4.4.1       Grant. AFMD hereby grants to GNE the right to obtain  [*****] Exclusive Licenses, on an Exclusive Target-by-Exclusive Target basis.

4.4.2       [*****] as First Exclusive Target. Upon the Signing Date, the Parties have agreed to nominate and agree on  [*****] as the first Exclusive Target. For all other Exclusive Targets the nomination process set forth in Sections 4.4.3 and 4.5 shall apply. For the avoidance of doubt, in addition to  [*****], upon the Signing Date, GNE has the right to obtain  [*****].

4.4.3       Target Nomination for Additional Exclusive Targets. GNE may exercise its right to obtain individual Exclusive Licenses in accordance with the procedure set forth in this Sections 4.4.3 and 4.5 at any time commencing on the Signing Date and continuing until the earlier of the fifth (5th) anniversary of the Signing Date or termination of the right to exercise the nomination (the “Target Nomination Period”), subject to the following limitations:

(a)        [*****]

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(b)      [*****]; and

(c)       [*****]

provided that  [*****]

[*****]

4.5       Exclusive Targets.

4.5.1       Exclusive Target Identification. At any time during the Target Nomination Period, GNE may notify AFMD in writing that GNE wishes to nominate a particular Target (the “Proposed Target”) as an Exclusive Target. GNE shall include with such notice the following information:

(a)       the name of the Proposed Target, including one or more UniProt numbers identifying such Proposed Target;

(b)       [*****]; and

(c)       [*****]

4.5.2       Proposed Target Available as an Exclusive Target.  [*****]

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4.5.3       Proposed Target Not Available as an Exclusive Target.

(a)       Unavailable Target. [*****]

(b)       Subsequently Available Target. [*****]

4.5.4       Unvalidated Targets.

(a)      [*****]

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(b)        [*****]

(c)        [*****]

(d)        [*****]

4.6       Exclusivity.  [*****]

4.7       GNE License.  [*****]

4.8       No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other intellectual property rights of the other Party (either expressly or by implication or estoppel).

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ARTICLE 5
Materials and technology transfer

5.1       Materials.

5.1.1       Generally. Each Party shall use Diligent Efforts to provide the other Party with the tangible materials and other deliverables specified under the Research Plan for each Research Program (collectively, the “Materials”). The JRC shall determine the specific format and timeline for the transfer of such Materials.

5.1.2       Certain Transfers. Without limiting Section 5.1.1:

(a)       the Parties agree to the transfer for the Licensed Product  [*****] in accordance with the transfer plan set out in Exhibit 5.1.2(a) within ninety (90) days following the Effective Date, provided that AFMD has received the initial license fee for such Licensed Product  [*****] as set forth in Section 7.1(b);

(b)       [*****];

(c)        [*****]; and

(d)       in addition, during the Term, AFMD (at its cost) will use commercially reasonable efforts to provide GNE with ongoing reasonable technical assistance related to the research, development and manufacturing of Molecules and Licensed Products as reasonably requested by GNE; provided that such technical assistance does not involve the generation of additional data or the performance of additional studies and does not unreasonably interfere with AFMD’s other business operations.

5.1.3       Rights of Use. With respect to the Materials provided by one Party to another Party pursuant to this Section 5.1, each Party shall have the right to use such Materials for the activities under the Research Program and to exercise the rights granted to such Party pursuant to ARTICLE 4. Subject to the foregoing, all such Materials (i) shall be used by a Party only in accordance with the terms and conditions of this Agreement; (ii) shall not be used or delivered by a Party to or for the benefit of any Third Party except as expressly provided for herein; and (iii) shall be used by a Party in compliance with all applicable laws, rules and regulations.

5.2       Technology Transfer.  [*****]

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ARTICLE 6
Diligence

6.1       Development and Commercialization of Licensed Products. Except with respect to the activities being conducted by the Parties under the Research Programs, as between GNE and AFMD (i) GNE shall have sole responsibility for, bear all costs for, researching, developing and commercializing Licensed Products; and (ii) GNE shall have the sole right and authority to control all decisions related to the research, development and commercialization of Licensed Products. On an Exclusive Target-by-Exclusive Target basis, GNE agrees to use Diligent Efforts to research, develop and commercialize in one of the US, EU or Japan at least one Licensed Product that binds to each Exclusive Target.

6.2       Progress Reports. Following the expiration (or earlier termination) of the last Research Term, GNE shall provide to AFMD during the Term, on or before January 31 of each year with an annual written report summarizing GNE’s progress in the development of the Licensed Products. Additionally, GNE shall provide to AFMD prompt notice of any material events in the development of the Licensed Products (e.g. material safety events occurring in tox studies or clinical trials, possible abandonment of programs). [*****].

ARTICLE 7
Financial Terms

7.1       Initial License Fees. In consideration of the rights granted by AFMD to GNE under:

(a)       [*****]; and

(b)       [*****]

Such payments shall be made within  [*****], and shall be non-refundable.

7.2       [*****]

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(a)        [*****], or

(b)        [*****]

provided that,  [*****]

 [*****]

7.3       Development and Commercial Milestone Payments.

7.3.1       [*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]

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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

7.3.2       [*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

7.3.3       [*****]

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[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

7.3.4       Certain Terms for Sections 7.3.1, 7.3.2 and 7.3.3. It is understood and agreed that the following terms shall apply to the milestones achieved under Section 7.3.

(a)       [*****]

(b)        [*****]

7.3.5       Notice of Achievement; Timing of Payment.  [*****]

7.4       Net Sales Milestone Payments.

7.4.1       Net Sales Milestones.  [*****]

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[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

7.4.2       Notice of Achievement; Payment.  [*****]

7.5       Royalty Payments for Licensed Products.

7.5.1       Royalties for Licensed Products. GNE shall pay AFMD, on a Licensed Product-by-Licensed Product and country-by-country basis,  [*****]

(a)        [*****]

[*****]	[*****]
[*****]	[*****]

[*****]	[*****]

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(b)        [*****]

[*****]	[*****]
[*****]	[*****]

[*****]	[*****]

7.5.2       Licensed Products not Covered by a Valid Claim.  [*****]

(a)        [*****]

(b)        [*****]

7.5.3       Payment Offsets.

(a)       Third Party Payments.

(i)       AFMD.  [*****]

(ii)       GNE.  [*****]

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 [*****]

(iii)       AFMD or GNE.  [*****]

(1)  [*****]

(2)  [*****]

(b)       Compulsory Sublicense.  [*****]

7.5.4       Single Royalty.  [*****]

7.5.5       Royalty Term. The royalty obligations set forth in Section 7.5.1 above will commence on a Licensed Product-by-Licensed Product and country-by-country basis upon the

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First Commercial Sale of such Licensed Product in such country, and expire on a Licensed Product-by-Licensed Product and country-by-country basis upon the later of (a) the expiration of the last to expire Patent containing a Valid Claim which Covers the sale of such Licensed Product in such country, and, (b) the tenth (10th) anniversary of the date of First Commercial Sale of such Licensed Product in such country (“Royalty Term”); provided that the Royalty Term shall end prior to the above expiration dates, on a Licensed Product-by-Licensed Product and country-by-country basis, in the event of any market entry of a Biosimilar of such Licensed Product with at least twenty percent (20%) market share in such country (counted on a patient treated basis). For clarity, if the last Valid Claim Covering the sale of a Licensed Product in a particular country expires prior to the tenth (10th) anniversary of the date of First Commercial Sale of such Licensed Product in such country, royalties shall continue to be payable on the sales of such Licensed Product in such country pursuant to Section 7.5.2 at the rates set forth therein, as applicable, until the earlier of (i) the tenth (10th) anniversary of the date of First Commercial Sale of such Licensed Product in such country or (ii) the market entry of a Biosimilar of such Licensed Product with at least twenty percent (20%) market share in such country (counted on a patient treated basis). For the purposes of this Section 7.5.5, “Biosimilar” means any drug or biological product that is subject to review under an abbreviated approval pathway as a biosimilar, follow-on biologic or generic biological product, as those terms are commonly understood under the FD&C Act or the PHS Act and related rules and regulations, or the corresponding or similar laws, rules and regulations of any other jurisdiction which is sold by a Third Party that is not a GNE or sublicensee of GNE (or any of its Affiliates) and that has not otherwise been authorized, directly or indirectly, by GNE (or any of its Affiliates) to market and sell such product.

7.5.6       Rights Following Expiration of Royalty Term.  [*****]

ARTICLE 8
Financial Terms; Reports; Audits

8.1       Timing of Royalty Payment. All royalty payments shall be made within ninety (90) days of the end of each calendar quarter in which the sale was made.

8.2       Royalty Report. For each calendar quarter for which GNE has an obligation to make royalty payments, such payments shall be accompanied by a report that specifies for such calendar quarter the following information (“Net Sales Report”):

(i)       total Net Sales of all Licensed Products sold;

(ii)       Net Sales on a Licensed Product-by-Licensed Product and country-by-country basis and

(iii)       the total royalties due to AFMD.

If GNE is reporting Net Sales for more than one Licensed Product, the foregoing information shall be reported on a Licensed Product-by-Licensed Product basis.

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8.3       Invoicing. AFMD shall send invoices under this Agreement to GNE at:

 [*****]

8.4       Mode of Payment. All payments hereunder shall be made in immediately available funds to the account listed below (or such other account as AFMD shall designate before such payment is due):

Bank:	[*****]
Bank Address:	[*****]
Account #:	[*****]
IBAN:	[*****]

8.5       Currency of Payments. All payments under this Agreement shall be made in US dollars, except as provided in Section 8.6. The portion of Net Sales outside of the US shall be first determined in the currency in which they are earned and shall then be converted into an amount in US dollars as follows: (i) with respect to sales by or on behalf of GNE or its Affiliates, using GNE ’s customary and usual conversion procedures, to the extent consistent with the then-current Accounting Standard and consistently applied, and (ii) with respect to sales of a Licensed Product by or on behalf of a given sublicensee, using the conversion procedures applicable to payments by such sublicensee to GNE for such sales, provided that such procedures are reasonable and consistent with industry standards.

8.6       Blocked Currency. If, at any time, legal restrictions prevent GNE (or a sublicensee) from remitting part or all of royalty payments when due with respect to any country where Licensed Products are sold, GNE shall continue to provide Net Sales Reports for such royalty payments, and such royalty payments shall continue to accrue in such country, but GNE shall not be obligated to make such royalty payments until such time as payment may be made through reasonable, lawful means or methods that may be available, as GNE shall determine.

8.7       Taxes. Each Party shall comply with applicable laws and regulations regarding filing and reporting for income tax purposes. Neither Party shall treat their relationship under this Agreement as a pass through entity for tax purposes. All payments made under this Agreement shall be made free and clear of any and all taxes, duties, levies, fees or other charges, except for withholding taxes and VAT. GNE is expecting not to make any deductions, but shall be entitled to deduct from payments made to AFMD under this Agreement the amount of any withholding taxes required to be withheld, to the extent paid to the appropriate governmental authority on behalf of AFMD (and not refunded or reimbursed). GNE shall deliver to AFMD proof of payment of all such withholding taxes. GNE shall provide reasonable assistance to AFMD in seeking any benefits available to AFMD with respect to government tax withholdings by any relevant law, regulation or double tax treaty. All payments made under this Agreement shall be exclusive of VAT (if applicable) and such VAT shall be paid promptly on receipt of a valid VAT invoice.

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8.8       Records; Inspection.

8.8.1       Records. GNE agrees to keep, and shall require that its Affiliates and sublicensees keep, for three (3) years from the year of creation, records of all sales of Licensed Products for each reporting period in which royalty payments are due, showing sales of Licensed Products for GNE, its Affiliates and sublicensees and applicable deductions in sufficient detail to enable the report provided under Section 8.2 to be verified.

8.8.2       Audits. AFMD shall have the right to request that such report be verified by an independent, certified and internationally recognized public accounting firm selected by AFMD and acceptable to GNE (the “CPA Firm”). Such right to request a verified report shall (i) be limited to the three-year period during which GNE is required to maintain the same, (ii) not be exercised more than once in any calendar year, (iii) be exercised only once with respect to each calendar year’s records, and (iv) be exercised only for a full calendar year(s), not portions thereof. Subject to Section 8.8.3, GNE shall, upon timely request and at least sixty (60) working days advance notice from AFMD and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the reports provided under Section 8.2 and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The CPA Firm shall share all draft audit reports with GNE before the draft audit report is shared with AFMD and before the final document is issued. The final audit report shall be shared with GNE at the same time that it is shared with AFMD. GNE shall ensure that it has the same rights as those set out for AFMD in this Section 8.8.2 in respect of any sublicensee under this Agreement and shall exercise such rights upon AFMD’s reasonable request.

8.8.3       Confidentiality. Prior to any audit under Section 8.8.2, the CPA Firm shall enter into a written confidentiality agreement with GNE that (i) limits the CPA Firm’s use of the GNE’s records to the verification purpose described in Section 8.8.2; (ii) limits the information that the CPA Firm may disclose to the AFMD to the numerical summary of payments due and paid; and (iii) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. The Parties agree that all information subject to review under Section 8.8.2 and/or provided by the CPA Firm to AFMD is GNE’s Confidential Information, and AFMD shall not use any such information for any purpose that is not germane to Section 8.8.2.

8.8.4       Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, GNE shall promptly pay any uncontested, understated amounts due to AFMD. Any overpayment made by GNE shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at GNE’s election. Any audit under Section 8.8.2 shall be at AFMD’ expense; provided, however, GNE shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that GNE underpaid AFMD, as applicable, with respect to the royalty payments, by five percent (5%) or more for the audited calendar year(s), provided that such amount exceeds Twenty-five Thousand US dollars (US$25,000).

8.8.5       Duration. If AFMD does not request an audit of a Net Sales Report within the period during which corresponding records must be maintained by GNE under Section 8.8.1,

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then AFMD shall be conclusively deemed to have accepted such Net Sales Report and the corresponding royalty payments as final and accurate.

ARTICLE 9
Intellectual Property; Ownership

9.1       Definitions. As used throughout this Agreement:

9.1.1        “AFMD IP” means [*****]

(a)        “AFMD Know-How” means [*****]

(b)        “AFMD Patents” means [*****]

(c)        “[*****]” means [*****]

(i)        [*****]

(ii)        [*****]

(iii)       [*****]

9.1.2       “New IP” means  [*****].

(a)       “AFMD New IP” means  [*****].

(b)       “GNE New IP” means  [*****]

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(c)       “Joint New IP” means  [*****]

9.1.3       “Prosecution and Maintenance” or “Prosecute and Maintain” means [*****]

9.2       Disclosure; Inventorship; Ownership; Assignment and Further Assurances.

9.2.1       Disclosure.  [*****]

9.2.2       Inventorship; Exclusive Dispute Resolution Process.  [*****]

9.2.3       Ownership.  [*****]

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9.2.4       Assignment; Further Assurances. [*****]

9.2.5       CREATE Act and AIA 35 U.S.C. § 102(c). It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-453, 118 Stat. 3596 (2004) (the “Create Act”). In the event that either Party to this Agreement intends to overcome a rejection of a claimed invention within the AFMD IP or New IP pursuant to the provisions of the Create Act, such Party shall first obtain the prior written consent of the other Party. Following receipt of such written consent, such Party shall limit any amendment to the specification or statement to the patent office with respect to this Agreement to that which is strictly required by 35 USC § 103(c) and/or AIA 35 U.S.C. § 102(c) and the rules and regulations promulgated thereunder and which is consistent with the terms and conditions of this Agreement (including the scope of the Research Program activities). To the extent that the Parties agree that, in order to overcome a rejection of a claimed invention within the AFMD IP or New IP pursuant to the provisions of the Create Act, the filing of a terminal disclaimer is required or advisable, the Parties shall first agree on terms and conditions under which the patent application subject to such terminal disclaimer and the patent or application over which such application is disclaimed shall be jointly enforced, to the extent that the Parties have not previously agreed to such terms and conditions. In the event that GNE enters into an agreement with a Third Party with respect to the further research, development or commercialization of a Licensed Product, the Parties shall in good faith discuss whether AFMD shall similarly enter

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into such agreement with such Third Party.

9.3       Patent Prosecution and Maintenance of New IP and  [*****] Patents.

9.3.1       Prosecution and Maintenance of New IP Patents and [*****] Patents.  [*****]

9.3.2       AFMD’s Right to Prosecute and Maintain Certain New IP Patents. [*****]

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9.3.3       Interferences between the Parties.  [*****]

9.4       Enforcement Rights for Infringement by Third Parties.

9.4.1       Notice. [*****]

9.4.2       Enforcement Actions.

(a)       Controlling Party.  [*****]

(i)        AFMD IP and AFMD New IP. [*****]

(ii)       GNE New IP and Joint New IP. [*****]

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(b)       Cooperation. [*****]

9.4.3       Settlement.  [*****]

9.4.4       Costs and Expenses.  [*****]

9.4.5       Allocation of Recoveries between the Parties.  [*****]

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9.5       Third Party Infringement Claims.

9.5.1       Notice.  [*****]

9.5.2       Defense.  [*****]

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9.5.3       Settlement.  [*****]

9.6       Attorney-Client Privilege; Common Interest. Neither Party is waiving, nor shall be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges or the like as a result of disclosing information pursuant to this Agreement or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties: (i) share a common legal and commercial interest in such disclosure that is subject to such privileges and protections; (ii) are or may become joint defendants in proceedings to which the information covered by such protections and privileges relates; (iii) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the Disclosing Party’s Confidential Information covered by such protections and privileges relates; and (iv) intend that after the Signing Date both the Receiving Party and the Disclosing Party shall have the right to assert such protections and privileges.

ARTICLE 10
Confidentiality

10.1       Non-use and Non-disclosure of Confidential Information. During the Term, and for a period of ten (10) years thereafter, a Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (ii) except in connection with activities contemplated by, the exercise of rights permitted by, in order to further the purposes of this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (iii) take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted).

10.2       Exclusions Regarding Confidential Information. Notwithstanding anything set forth in this ARTICLE 10 to the contrary, the obligations of Section 10.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential

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Information of the other Party:

(a)       was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

(b)       was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

(c)       became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

(d)       was received by the receiving Party without an obligation of confidentiality from a Third Party having the right to disclose such information without restriction;

(e)       was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party; or

(f)       was released from the restrictions set forth in this Agreement by express prior written consent of the Party.

10.3       Authorized Disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:

(a)       if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the Party seeking to disclose the Confidential Information of the other Party (i) use all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information;

(b)       to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent within the New IP in accordance with this Agreement;

(c)       as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Licensed Products, provided that the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)       to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; or

(e)       to the extent necessary, to permitted sublicensees, licensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement, who have a need to

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know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further, the receiving Party may disclose Confidential Information to existing or potential acquirers, merger partners, permitted collaborators, licensees and sources of financing or to professional advisors (e.g. attorneys, accountants and investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or license and under appropriate conditions of confidentiality, only to the extent necessary and with the agreement by those permitted individuals to maintain such Confidential Information in strict confidence.

10.4       Return of Confidential Information. Except as expressly permitted under this Agreement, following any termination of this Agreement each Party shall upon written request by the other Party promptly destroy all Confidential Information received from the disclosing Party, including any copies thereof, (except one copy of which may be retained for archival purposes solely to ensure compliance with the terms of this Agreement).

10.5       Terms of this Agreement. The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of both Parties.

10.6       Pre-Existing Confidential Information. [*****]

10.7       No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under ARTICLE 4, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

ARTICLE 11
Publicity; Publications; Use of Name

11.1       Initial Press Release. AFMD shall have the right to make a public announcement of the execution of this Agreement in the form of the press release attached hereto as Exhibit 11.1, on or shortly following the Signing Date, and thereafter each Party shall be entitled to make or publish any public statement consistent with the contents thereof provided that if such statement is to be made in a press release the Party wishing to make such press release shall provide to the other Party five (5) business days (in urgent cases, within two (2) business days) prior notice.

11.2       Except as provided in Section 11.1, the text of any other press releases or other public statements or announcement concerning this Agreement, the subject matter hereof, or the research, development or commercial results of products hereunder (a “Release”) shall be addressed pursuant to this Section 11.2.

11.2.1       Releases during the Research Term. Subject to Section 11.2.4, while the Exclusive Target is the subject of an active Research Plan during the Research Term,

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neither Party may issue a Release regarding the Exclusive Target without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed.

11.2.2       Releases after the Research Term. Subject to Section 11.2.4, after the Exclusive Target is no longer the subject of an active Research Plan during the Research Term:

(a)       AFMD may not issue a Release without GNE’s prior written consent, provided that GNE shall not unreasonably withhold its consent to a Release for the achievement of a milestone pursuant to Section 7.3 hereunder and that the Parties shall use commercially reasonable efforts to agree on an acceptable level of disclosure where there are reasonable concerns of GNE to protect competitively sensitive information (including the identity of the Licensed Product and the Exclusive Target and the stage of the milestone); and

(b)       GNE may not issue a Release without AFMD’ prior written consent if it includes reference to AFMD by name,

which, in each case, consent shall not be unreasonably withheld, conditioned or delayed.

11.2.3       Approved Releases. If a Release requires consent pursuant to this Section 11.2, once consent has been given both Parties may make subsequent public disclosure of the contents of such statement without the further approval of the Party whose consent was required; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

11.2.4       Releases required by law or regulation. Each Party may issue any Release it is required to issue by applicable law or regulation.

11.2.5       Publications. Notwithstanding Sections 11.2.1 to 11.2.4, both Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the Molecules or Licensed Products may be beneficial to both Parties, provided that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by either Party:

(a)      [*****]; and

(b)      [*****]

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11.3       No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “AFMD”, “Genentech” or any other trade name, symbol, logo or trademark of the other Party in connection with the performance of this Agreement.

ARTICLE 12
Representations

12.1       Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Signing Date:

(a)       it is validly organized under the laws of its jurisdiction of incorporation;

(b)       it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities that are board members or officers of a Party, in each case which are required to be obtained by it in connection with this Agreement;

(c)       the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

(d)       it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

(e)       the performance of its obligations will not conflict with such Party’s charter documents or any agreement, contract or other arrangement to which such Party is a party;

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(f)       it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements; and

(g)       neither it nor anyone employed by it has been debarred under 21 USC § 335a, disqualified under 21 USC § 312.70 or § 812.119, sanctioned by a Federal Health Care Program (as defined in 42 USC § 1320a-7b(f)), including the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar regional, national, federal or state agency or program. If a Party receives during the Term notice of debarment, suspension, sanction, exclusion, ineligibility or disqualification under the foregoing-referenced statutes, such Party shall promptly notify the other Party, and the Parties shall agree upon appropriate action to address the matter.

12.2       AFMD Additional Warranty. AFMD also represents and warrants to GNE that:

[*****]

12.3       Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

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ARTICLE 13
Indemnification

13.1       Indemnification. Subject to Section 13.2, each Party shall indemnify, defend and hold each of the other Party, its Affiliates and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) relating to (a) the activities performed by or on behalf of such Party under this Agreement, (b) the activities performed by or on behalf of such Party in connection with the exercise of its licenses and rights hereunder, including, in the case of GNE and its Affiliates and its and their sublicensees hereunder, product liability and infringement claims to the extent relating to the Licensed Products, (c) breach by such Party of the representations and warranties under ARTICLE 12, except, in each case, to the extent caused by the negligence or willful misconduct of the other Party.

13.2       Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, in each of which cases the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee). The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this ARTICLE 13 shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 13.2. It is understood that only GNE and AFMD may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

13.3       Insurance.

13.3.1       Insurance Coverage. Subject to Section 13.3.4, each Party shall obtain and maintain comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations.

13.3.2       Evidence of Insurance. Within thirty (30) days of the Effective Date of this Agreement, each Party shall provide the other Party with its certificate of insurance evidencing the insurance coverage set forth Section 13.3.1. Each Party shall provide to the other Party at least thirty (30) days prior written notice of any cancellation, non-renewal or material

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change in any of such insurance coverage.

13.3.3       Product / Clinical Trial Liability Insurance: Commencing not later than thirty (30) days prior to the first use in humans of the first Licensed Product by GNE or any of its sublicensees, GNE shall have and maintain such type and amounts of Products / Clinical Trial Liability insurance covering the development, manufacture, use and sale of Licensed Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products / clinical trials liability as follows: (a) a minimum limit of ten million dollars ($10,000,000) for any period during which GNE or any of its sublicensees is conducting a clinical trial(s) with any Licensed Product(s); and (b) a minimum limit of twenty million dollars ($20,000,000) for any period during which GNE or any of its sublicensees is selling any Licensed Product(s). Each of the above insurance policies shall be primary insurance.

13.3.4       Election to Self-Insure. In the event that either Party is an entity which, together with its Affiliates, has worldwide revenues from pharmaceutical sales in excess of $1 billion per year, the obligations set forth in Section 13.3.3 (in respect of GNE only), Section 13.3.1 and Section 13.3.2 above shall not apply with respect to such Party, if such Party notifies the other Party in writing that it elects to provide coverage through a commercially reasonable program of self-insurance; provided, however, that the obligations set forth in Section 13.3.3 (in respect of GNE only), Section 13.3.1 and Section 13.3.2 above shall resume with respect to such Party and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason.

13.4       Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, except in respect of any breach of a Party’s obligations under ARTICLE 10 or indemnification obligations under THIS ARTICLE 13 for claims of Third Parties.

ARTICLE 14
Term; Termination

14.1       Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this ARTICLE 14, shall continue in full force and effect, on a country-by-country and Licensed Product -by-Licensed Product basis until there is no remaining royalty payment or other payment obligation in such country with respect to a Licensed Product, at which time this Agreement shall expire with respect to such Licensed Product in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Licensed Products to all Exclusive Targets in all countries in the world.

14.2       Termination by Either Party for Material Breach. Either Party may terminate this Agreement in its entirety, or with respect to a particular Exclusive Target, by written notice to the other Party for any material breach of this Agreement by the other Party, if, in the case of

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remediable breach, such material breach is not cured within ninety (90) days (thirty (30) days for payment defaults) after the breaching Party receives written notice of such breach from the non-breaching Party; provided, that if such breach is not capable of being cured within such 90-day (or 30-day) period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to cure such breach, so long as (1) the breaching Party is making diligent efforts to do so, and (2) the Parties agree on an extension within such 90-day (or 30-day) period. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions in Section 15.2, and the notifying Party may not so terminate this Agreement until it has been determined under Section 15.2 that the allegedly breaching Party is in material breach of this Agreement and such breaching Party fails to cure such breach within 90 (ninety) days (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of such resolution. For the avoidance of doubt, where the material breach is to a particular Exclusive Target, any termination shall be limited to that Exclusive Target and not to the Agreement in its entirety.

14.3       Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within ninety (90) calendar days. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 14.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 14.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

14.4       Permissive Termination. GNE shall also have the right to permissively terminate this Agreement in its entirety, or with respect to a particular Exclusive Target, in its sole discretion, at any time by providing written notice to AFMD; such termination to be effective sixty (60) days after such notice.

14.5       Effects of Termination.

14.5.1       Accrued Rights and Obligations. Expiration or termination of this Agreement in its entirety, or with respect to a particular Exclusive Target, for any reason shall not release either Party hereto from any liability which, as of the effective date of such expiration or

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termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.

14.5.2       Termination of Licenses. Upon termination of this Agreement:

(a)       with respect to a particular Exclusive Target by either Party pursuant to Section 14.2, or by GNE pursuant to Section 14.4, all licenses under this Agreement with respect to such Exclusive Target (other than the licenses set forth in Section 4.1) shall terminate as of the effective date of such termination;

(b)       in its entirety by AFMD pursuant to Section 14.2, all licenses under this Agreement (other than the licenses set forth in Section 4.1) shall terminate as of the effective date of such termination.

14.5.3       Continuation of Sublicenses. Upon termination by AFMD of this Agreement with respect to a particular Exclusive Target under Section 14.2, any existing, permitted sublicense granted by GNE under this Agreement shall continue in full force and effect, provided that the permitted sublicensee did not cause the breach that gave rise to a termination under Section 14.2 and agrees to be bound by all the terms and conditions of this Agreement that are applicable to such permitted sublicensee including rendering directly to AFMD all payments and other obligations due to AFMD related to such sublicense (including all event payments and royalty payments); provided further AFMD is not obligated to assume any obligations under such sublicense that are greater than the obligations contained within this Agreement.

14.5.4       Return of Confidential Information. It is understood and agreed, that each Party shall have a continuing right to use Confidential Information of the other Party under any surviving licenses pursuant to ARTICLE 4 and/or Section 14.6. Subject to the foregoing, following expiry or any early termination of this Agreement, the Party that has Confidential Information of the other Party shall destroy (at such Party’s written request) all such Confidential Information in its possession as of the effective date of expiration (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Party that received such Confidential Information to confirm compliance with the non-use and non-disclosure provisions of this Agreement), and any Confidential Information of the other Party contained in its laboratory notebooks or databases, provided that each Party may retain and continue to use such Confidential Information of the other Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement.

14.5.5       Inventory at Termination. Upon termination of this Agreement, GNE and its permitted sublicensees shall have the right to sell or otherwise dispose of all inventory of Licensed Products in all countries then in its stock, subject to the applicable royalty payments due under this Agreement, and any other applicable provisions of this Agreement, and AFMD covenants not to sue GNE or its permitted sublicensee for infringement under any of the Patents that were licensed by AFMD to GNE immediately prior to such termination with respect to such activities conducted by GNE or its permitted sublicensees pursuant to this Section 14.5.5.

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14.5.6       Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the provisions of ARTICLES 1, 9, 10, 11, 12, 13 (provided with respect to ARTICLE 12 and 13, only with respect to those claims that arise from the acts or omissions of a Party prior to the effective date of termination or expiration), 15 and 16 and Sections  2.6.2, 4.1, 4.2, 4.8, 14.5 and 14.6 shall survive any termination or expiration of this Agreement. In addition, ARTICLES 7 and 8 shall survive with respect to any outstanding unpaid amounts that accrued prior to any termination or expiration of this Agreement.

14.6       Termination of this Agreement by AFMD pursuant to Section 14.2, or by GNE pursuant to Section 14.4. In the event of termination of this Agreement in its entirety, or with respect to a particular Exclusive Target, by AFMD pursuant to Section 14.2, or GNE pursuant to Section 14.4, GNE shall grant to AFMD a right to negotiate the commercially reasonable terms under which GNE may grant AFMD the right for a transfer of all material activities directly relating to the Licensed Product(s) to such Exclusive Target (the “Terminated Product(s)”) and a license under the GNE Reversion IP for such Terminated Product(s) (collectively, the “RON”). AFMD shall have thirty (30) days following the effective date of such termination to notify GNE in writing as to whether AFMD elects to exercise its RON.

14.6.1       RON Notice and Data Packages.

(a)       [*****].

(b)       [*****],

(i)       [*****];

(ii)      [*****];

(iii)     [*****];

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(iv)      [*****];

(v)       [*****];

(c)       [*****]:

(i)       [*****];

(ii)      [*****]; and

(iii)     [*****].

14.6.2       Certain Terms. In this Section 14.6:

(a)       “GNE Reversion IP” means  [*****];

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(b)       “GNE Patents” means  [*****]

(c)       “GNE Know-How” means  [*****]

(d)       “GNE Regulatory Information” means any document filed with any regulatory authority by GNE in conjunction with and during the development of a Terminated Product under this Agreement; and

(e)       “GNE Background Patents” means  [*****]

14.6.3       GNE Reversion IP Limitations.  [*****]

(a)        [*****]

(b)       [*****]

(c)       [*****]

14.6.4       Manufacturing Limitations.  [*****]

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14.6.5       Baseball-Style Arbitration. If the Parties are unable to agree on the terms of the Transfer Agreement under Section 14.6.1(c)(i), AFMD may submit such dispute to arbitration for resolution in accordance with the following provisions:

(a)       AFMD shall notify GNE of its decision to initiate the arbitration proceeding pursuant to this Section 14.6.5 through written notice to GNE within the 90 days negotiation period specified in Section 14.6.1(c) above.

(b)       Within ten (10) calendar days following GNE’s receipt of such notice, the Parties shall use commercially reasonable efforts to agree on an independent Third Party expert with at least 10 (ten) years of experience in the licensing of pharmaceutical compounds or products. If the Parties cannot agree on such expert within such time period, each Party shall nominate one independent expert within such ten (10) days period, and the two experts so selected shall nominate the final independent expert within ten (10) calendar days of their nomination. If the two experts so selected cannot agree on the final independent expert, such final independent expert shall be nominated by the President of the Chamber of Commerce of Zurich (Präsidentin/Präsident der Zürcher Handelskammer). For the avoidance of doubt, it is understood and agreed that such final independent expert should have at least ten (10) years of experience in the licensing of pharmaceutical compounds or products.

(c)       Within ten (10) calendar days of its appointment, the expert shall set a date for the arbitration, which date shall be no more than sixty (60) calendar days after the date the arbitration is demanded under Section 15.2.

(d)       The arbitration shall be “baseball-style” arbitration; accordingly, at least fourteen (14) calendar days prior to the arbitration, each Party shall provide the expert with a written agreement on the terms the Transfer Agreement suggested by it. Such written agreement may be no more than one hundred (100) pages, and must clearly provide and identify the Party’s position with respect to the disputed matter;

(e)       after receiving both Parties’ written agreements, the expert will distribute each Party’s written agreement to the other Party. Seven (7) calendar days in advance of the arbitration, the Parties shall submit and exchange response briefs of no more than fifteen (15) pages. The Parties’ briefs may include or attach relevant exhibits in the form of documentary evidence, any other material voluntarily disclosed to the other Party in advance, or publicly available information. The Parties’ briefs may also include or attach demonstratives and/or expert opinion based on the permitted documentary evidence;

(f)       the arbitration shall consist of a one (1) day hearing of no longer than eight (8) hours, such time to be split equally between the Parties, in the form of presentations by counsel and/or employees and officers of the Parties. No live witnesses shall be permitted except expert witnesses whose opinions were provided with the Parties’ briefs;

(g)       no later than ten (10) calendar days following the arbitration, the expert shall issue his or her written decision. The expert shall select one Party’s written agreement as his or her decision, and shall not have the authority to render any substantive decision

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other than to select the written agreement submitted by either GNE or AFMD. The expert shall have no discretion or authority with respect to modifying the positions of the Parties. The expert’s decision shall be final and binding on the Parties and the written agreement selected by the expert shall constitute a binding agreement between the Parties that may be enforced in accordance with its terms. Each Party shall bear its own costs and expenses in connection with such arbitration, and shall share equally the expert’s fees and expenses;

(h)       The violation of one of the time limits prescribed in this Section 14.6.5 by the expert shall not affect the expert’s competence to decide on the subject matter, and shall not affect the final and binding decision rendered by the expert, unless otherwise agreed by the Parties; and

(i)       the above “baseball-style” arbitration shall be the exclusive remedy of either Party if the Parties cannot agree on the agree on the terms of the Transfer Agreement under this Section 14.6.

ARTICLE 15
Dispute Resolution

15.1       Disputes. AFMD and GNE recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, (each, a “Dispute”) may from time to time arise during the Term. Unless otherwise specifically recited in this Agreement (including without limitation, Section 3.4), such Disputes between AFMD and GNE will be resolved as recited in this ARTICLE 15. In the event of the occurrence of such a Dispute, the Parties shall first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within thirty (30) days after such referral. If such Dispute is not resolved within such thirty (30) day period, either AFMD and GNE may, by written notice to the other, have such Dispute referred to their respective officers designated below, or their respective designees, for attempted resolution within thirty (30) days after such notice is received. Such designated officers are as follows:

For GNE – A Vice President

For AFMD – Chief Executive Officer

In the event the designated officers, or their respective designees, are not able to resolve such dispute within thirty (30) days of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 15.2

15.2       Arbitration.

15.2.1       Rules. Except as otherwise expressly provided in this Agreement (including under Section 15.3), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 15.1 shall be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (for purposes of this ARTICLE 15, the “Rules”),

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except as modified in this Agreement, applying the substantive law specified in Section 16.1.

15.2.2       Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least ten (10) years of (a) dispute resolution experience (including judicial experience) and/or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The place of arbitration shall be Zurich, Switzerland. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be submitted in English translation accompanied by the original or a true copy thereof.

15.2.3       Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than ninety (90) days after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. To the extent not already prohibited by the laws of Switzerland, each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.

15.2.4       Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to (a) its share of fees and expenses of the arbitrators and (b) its attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (1) share equally the fees and expenses of the arbitrators and (2) bear their own attorneys’ fees and associated costs and expenses.

15.2.5       Interim Equitable Relief. Notwithstanding the right of the Parties to seek interim relief through a motion for such measures by the Emergency Arbitrator under the Rules, the Parties may, at any time, also seek interim relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 15.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

15.2.6       Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators

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shall have the power to decide all questions of arbitrability.

15.2.7       Expedited Dispute Resolution Procedure. [*****].

15.3       Subject Matter Exclusions. Notwithstanding the provisions of Section 15.2, any Dispute not resolved internally by the Parties pursuant to Section 15.1 that involves the validity or infringement of a Patent Covering a Molecule or a Licensed Product (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

15.4       Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

ARTICLE 16
Miscellaneous

16.1       Applicable Law. This Agreement (including the arbitration provisions of Section 15.2) shall be governed by and interpreted in accordance with the laws of Switzerland, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

16.2       Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Any notice sent via facsimile shall be followed by a copy of such notice by private express courier or by first class mail. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 15.2 by sending written notice to the other Party.

If to GNE:	Genentech, Inc. Attn: Corporate Secretary [*****]

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with required copies (which shall not constitute notice) to:

Genentech, Inc.
Attn: Vice President, Genentech Partnering
 [*****]

F. Hoffmann-La Roche Ltd
Attn: Global Head, Alliance Management and Operations
 [*****]

If to AFMD:                          Affimed GmbH
Attn: Chief Financial Officer
 [*****]

16.3       Non-Solicitation. During the Term of this Agreement and for a period of two (2) years thereafter, each of AFMD and GNE agrees that neither it nor any of its Affiliates shall, directly or indirectly, recruit, solicit or attempt to solicit for employment any employee or contractor of the other Party (or any Affiliate of the other Party) or induce any employee or contractor of the other Party (or any Affiliate of the other Party) , which employee or contractor has conducted, or is conducting, activities under a Research Program, to terminate his or her employment or engagement with such other Party (or its Affiliate), provided, however, that this Section 16.3 will not prohibit the solicitation or hiring of any employee or contractor as a result of general media advertising or a general solicitation that is not targeted towards employees or contractors of the other Party (or any Affiliate of the other Party).

16.4       Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity, provided that the party to which this Agreement is assigned expressly agrees in writing to assume and be

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bound by all obligations of the assigning Party under this Agreement. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within ten (10) calendar days of execution of such written agreement. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.

16.5       Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

16.6       Integration. Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement (including term sheets exchanged by and between AFMD and GNE).

16.7       Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of both Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

16.8       HSR. As soon as is reasonably practicable following the Signing Date and in any event within thirty (30) days of the Signing Date (and, if required, prior to GNE’s acquisition of an exclusive license under the process set out in Section 4.3.3), each of AFMD (or its Affiliate, as appropriate) and GNE (or its Affiliate, as appropriate) shall prepare and submit appropriate filings under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the rules promulgated thereunder, and request early termination of the waiting period under the HSR Act. The Parties shall furnish, or cause their respective Affiliates to furnish, as the case may be, promptly to the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) any additional information requested within their authority under the HSR Act, use reasonable efforts to obtain antitrust clearance for the transactions contemplated hereunder as soon as practicable, and otherwise cooperate with each other in the United States governmental antitrust clearance process. Subject to applicable Law relating to the exchange of information, GNE shall have the right to direct all matters with respect to the FTC and DOJ hereunder, consistent with its obligations hereunder. Subject to applicable laws, GNE shall have the right to review in advance any submission to be made by AFMD, and AFMD shall consider in good faith the view of GNE in light of GNE’s right to direct issues related to reviews by the FTC and DOJ. To the extent practicable, GNE will consult with AFMD on, and consider in good faith the views of AFMD in connection with, all of the information relating to AFMD that appears in any filing or form (excluding attachments or exhibits thereto) made with or submitted to the FTC or DOJ in connection with this Section 16.8 (HSR). [*****] and each Party shall bear their respective attorneys’ fees in connection therewith. This Agreement shall bind the Parties upon execution and continue in full force and effect unless and until the termination or expiration of the Agreement by its terms,

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provided, however, that AFMD’s grant of license rights hereunder, GNE’s obligation to make the payments hereunder, and GNE’s other rights and obligations hereunder in connection with the Molecules and Licensed Products shall not become effective unless and until each of the following conditions are met: (i) the waiting period provided by the HSR Act shall have expired or been terminated (and all antitrust clearance has been obtained), (ii) no court or administrative challenges to the transactions are pending, and (iii) no court or administrative orders are outstanding blocking the completion of the transactions, (the date of such, the “Effective Date”). Nothing in this Agreement shall require or be deemed to require either Party (or their Affiliates) to commit to any divestitures or licenses or agree to hold separate any assets or agree to any similar arrangements or commit to conduct its business in a specified manner, or to submit and respond to a formal discovery procedure initiated by the FTC or DOJ (i.e., a “Request for Additional Information and Documentary Materials” also known as a “second request”, or Civil Investigative Demand if a filing is not required under the HSR Act), in each case as a condition to obtaining antitrust clearance for the transactions contemplated hereunder. If antitrust clearance is not received on or before ninety (90) days after the date on which both Parties have submitted to the FTC and DOJ their respective initial filings to request antitrust clearance of the transactions hereunder, then either Party shall have the right to terminate this Agreement without liability therefor at any time thereafter, but prior to receipt of antitrust clearance of the transactions contemplated hereunder, by written notice to the other Party.

16.9       Further assurance. Each Party shall and shall use all reasonable endeavors to procure that any necessary Third Party shall promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.

16.10       Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

16.11       No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.

16.12       Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

16.13       Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) the word “law” or “laws” means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a

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governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any (i) government or country or territory, (ii) any state, province, county, city or other political subdivision thereof, or (iii) any supranational body); (d) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (e) all references to “sublicensees” shall include all sublicensees of sublicensees through multiple tiers of sublicensing; (f) the singular shall include the plural and vice versa; and (g) the word “or” has the inclusive meaning represented by the phrase “and/or”. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years. Whenever any matter hereunder requires consent or approval, such consent shall not be unreasonably withheld or delayed.

16.14       Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows – the rest of this page intentionally left blank.]

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IN WITNESS WHEREOF, AFMD and GNE have executed this Agreement by their respective officers hereunto duly authorized, on the Signing Date.

AFFIMED GMBH		GENENTECH, INC.

By:	/s/ Adi Hoess	By:	/s/ Ed Harrington

Name:	Adi Hoess	Name:	Ed Harrington

Title:	CEO	Title:	CFO

AFFIMED GMBH

By:	/s/ Florian Fischer

Name:	Florian Fischer

Title:	CFO

Signature Page

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EXHIBIT 1.36

Excluded Patents

 [*****]

Exhibit 1.36

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EXHIBIT 1.45

AFMD’s FTE RATE

 [*****]

Exhibit 1.45

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EXHIBIT 2.3.2

 [*****]

Exhibit 2.3.2

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EXHIBIT 2.3.3

 [*****]

Exhibit 2.3.3

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EXHIBIT 2.4

PERMITTED SUBCONTRACTORS

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Exhibit 2.4

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EXHIBIT 5.1.2(a)

 [*****]

Exhibit 5.1.2(a)

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EXHIBIT 11.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Affimed Announces Collaboration with Genentech to Develop Novel NK Cell Engager-based Immunotherapeutics for Multiple Cancer Targets

Affimed will receive $96 million upfront and committed funding and is eligible for up to an additional $5.0 billion including milestone payments, and royalties on sales

Heidelberg, Germany, August 27, 2018 - Affimed N.V. (Nasdaq: AFMD), a clinical stage biopharmaceutical company focused on discovering and developing highly targeted cancer immunotherapies that harness the power of innate and adaptive immunity (NK and T cells), today announced that it has entered into a strategic collaboration agreement with Genentech, a member of the Roche Group, to develop and commercialize novel NK cell engager-based immunotherapeutics to treat multiple cancers.

Affimed will apply its proprietary Redirected Optimized Cell Killing (ROCK®) platform, which enables the generation of both NK cell and T cell-engaging antibodies, to discover and advance innate immune cell engager-based immunotherapeutics of interest to Genentech. The collaboration includes candidate products generated from Affimed’s ROCK® platform and multiple undisclosed solid and hematologic tumor targets. Affimed and Genentech will collaborate on the discovery, early research and late-stage research phases. Genentech will be responsible for clinical development and commercialization worldwide.

“We are incredibly excited to work with Genentech, a leader in oncology with a long history of excellence in the discovery and development of medicines to treat cancer,” said Dr. Adi Hoess, Affimed’s CEO. “This strategic partnership marks an important step on our path to leverage the full potential of innate immune cells in oncology.”

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Under the terms of the agreement, Affimed will receive $96 million in an initial upfront payment and other near-term committed funding. Affimed may be eligible to receive up to an additional $5.0 billion over time, including payments upon achievement of specified development, regulatory and commercial milestones, and royalties on sales. The agreement is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act, and closing is expected to occur in the third quarter of 2018.

“This collaboration is based on Affimed’s innate immune cell drug discovery and development expertise and our team’s deep understanding of cancer immunology,” commented James Sabry, M.D., Ph.D., Global Head of Partnering, Roche. “Our partnership with Affimed provides an opportunity to enhance our existing efforts to understand how the immune system can be activated to help people living with cancer.”

About Affimed’s ROCK® Platform

Affimed’s proprietary, versatile and modular ROCK® (Redirected Optimized Cell Killing) platform enables the generation of first-in class, tetravalent, multi-specific immune cell engagers. Based on its modularity, ROCK® allows for antibody engineering of highly customizable NK and T cell engagers to generate clinical candidates tailored to multiple disease indications and settings, including generation of molecules against validated oncology targets to address the limitations of existing treatments of hematologic and solid tumors.

About Affimed N.V.

Affimed (Nasdaq: AFMD) engineers targeted immunotherapies, seeking to cure patients by harnessing the power of innate and adaptive immunity (NK and T cells). We are developing single and combination therapies to treat cancers and other life-threatening diseases. For more information, please visit www.affimed.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as "anticipate," "believe," "could," "estimate," "expect," "goal," "intend," "look forward to", "may," "plan," "potential," "predict," "project," "should," "will," "would" and similar expressions. Forward-looking statements appear in a number of places throughout this release and include statements regarding our intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, the value of our ROCK® platform, our ongoing and planned preclinical development and clinical trials, our collaborations and development of our products in combination with other therapies, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates our intellectual

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property position, our collaboration activities, our ability to develop commercial functions, expectations regarding clinical trial data, our results of operations, cash needs, financial condition, liquidity, prospects, future transactions, growth and strategies, the industry in which we operate, the trends that may affect the industry or us and the risks uncertainties and other factors described under the heading “Risk Factors” in Affimed’s filings with the Securities and Exchange Commission. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements, and we assume no obligation to update these forward-looking statements, even if new information becomes available in the future.

Affimed Investor Contact:

Gregory Gin, Head of Investor Relations

E-Mail: IR@affimed.com

Affimed Media Contact:

Anca Alexandru, Head of Communications, EU IR

E-Mail: media@affimed.com

Exhibit 11.1

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3

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EXHIBIT 15.2.7

EXPEDITED DISPUTE RESOLUTION PROCEDURE

[*****]

Exhibit 15.2.7

AFMD-GNE Research Collaboration and License Agreement